THE RBB FUND TRUST

Torray Equity Income Fund

(the “Fund”)

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Supplement dated October 20, 2025

to the Prospectus dated December 31, 2024, as supplemented

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This supplement serves as notification of the following changes:

1.	Additional Portfolio Manager for the Fund

Effective as of November 1, 2025, Brian Zaczynski, CFA, will join Shawn Hendon and Jeff Lent as portfolio managers for the Fund. Mr. Zaczynski has been lead analyst for the Fund since 2018. He will share the day-to-day responsibilities for management of the Fund with Mr. Hendon and Mr. Lent.

Prior to joining Torray Investment Partners LLC in 2016, Mr. Zaczynski was an analyst and trader for TAMRO Capital Partners where he focused on two long-only, domestic-focused equity strategies. Before joining TAMRO, he worked at U.S. Bancorp as a Structured Finance Analyst. Mr. Zaczynski holds the Chartered Financial Analyst designation and received a BSBA in Finance from Suffolk University in 2006.

2.	Effective immediately, the “More Information About Purchasing and Redeeming Shares – Redemption in Kind” section of the Prospectus is amended as follows:

The Fund reserves the right to pay shareholders redeeming large amounts with, in whole or in part, securities instead of cash in certain circumstances. Distribution in-kind redemptions are taxable to shareholders in the same manner as cash redemptions, generally resulting in capital gain or loss subject to certain loss limitation rules. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions, and will bear any market risks associated with such securities until they are converted into cash.

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Please retain this supplement for your reference.

THE RBB FUND TRUST

Torray Equity Income Fund

(the “Fund”)

______________________________________________________________________

Supplement dated October 20, 2025

to the Statement of Additional Information dated December 31, 2024, as supplemented

______________________________________________________________________

This supplement serves as notification of the following changes:

1.	Additional Portfolio Manager for the Fund

Effective as of November 1, 2025, Brian Zaczynski, CFA, will join Shawn Hendon and Jeff Lent as portfolio managers for the Fund. Mr. Zaczynski has been lead analyst for the Fund since 2018. He will share the day-to-day responsibilities for management of the Fund with Mr. Hendon and Mr. Lent.

a.	Accordingly, the “Other Accounts Managed” table in the SAI section entitled “Investment Adviser and Other Service Providers – Portfolio Managers” is amended with the following information:

As of August 31, 2025, Mr. Zaczynski did not manage any other accounts.

b.	In addition, the “Ownership of Fund Shares” table in the SAI section entitled “Investment Adviser and Other Service Providers – Portfolio Managers” is amended with the following information:

As of August 31, 2025, Mr. Zaczynski beneficially owned shares of the Fund in the range between $100,001 – $500,000.

2.	ReFlow Liquidity Program

Effective immediately, the Fund may participate in the ReFlow Fund, LLC liquidity program. Accordingly, the “Investment Objectives, Policies, Risks and Restrictions” section in the SAI is amended with the following information:

Liquidity Program

The Fund may participate in the ReFlow, LLC (“ReFlow”) liquidity program, which is designed to provide a liquidity source for mutual funds experiencing net redemptions of their shares. In order to pay cash to shareowners who redeem their shares on a given day, a Fund typically must hold cash in its portfolio or liquidate portfolio securities, which imposes certain costs on a Fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a Fund equal to the amount of the Fund’s net redemptions on a given day. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily “Dutch auction” with other participating mutual funds seeking liquidity that day. The current minimum fee rate (which is subject to change) is 0.14% of the value of the fund shares purchased by ReFlow, although the Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareholders. The costs to a Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the costs of selling portfolio securities to meet redemptions. The Fund is not guaranteed to receive cash from ReFlow on any given day as allocation of ReFlow’s cash is based on the results of ReFlow’s automated daily auction process among participating mutual funds.

ReFlow’s purchases of Fund shares through the liquidity program are made on an investment-blind basis without regard to the Fund’s objective, policies, or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareowner. ReFlow will periodically redeem its entire share position in the Fund and may request that such redemption be met in kind in accordance with the Fund’s in-kind redemption policies. Purchases and redemptions of the Fund’s shares by ReFlow in connection with the ReFlow liquidity program are not considered excessive short-term trading under the Trust’s policy regarding excessive trading practices.

In addition, the “Disclosure of Portfolio Holdings” section in the SAI is amended to include ReFlow among the third-party service providers that may receive information about the Fund’s portfolio holdings that is not publicly available.

Investors should retain this supplement for future reference